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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  FEBRUARY 14, 2000
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                                AMAZON.COM, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                  000-22513                     91-164860
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(State or other jurisdiction      (Commission                   (IRS Employer
     of incorporation)            File Number)               Identification No.)



1200-12TH AVENUE SOUTH, SUITE 1200, SEATTLE, WASHINGTON             98144
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         (Address of principal executive offices                   (Zip Code)


Registrant's telephone number, including area code    (206) 266-1000
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                                      N/A
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        (Former name and former address, if changed since last report.)







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ITEM 5. OTHER EVENTS.

     On February 14, 2000, Amazon.com, Inc. filed with the Securities and Exchange Commission a Final Prospectus Supplement to the Prospectus dated June 11, 1999 in connection with the issuance of E690,000,000 in principal amount of Euro Denominated Convertible Subordinated Notes due 2010. The Prospectus Supplement is filed as Exhibit 99.1 to this Current Report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.

     99.1 Final Prospectus Supplement, as filed with the Securities and Exchange Commission on February 14, 2000




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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             AMAZON.COM, INC.



Dated:  February 14, 2000                    By: /s/ L. Michelle Wilson
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                                                      L. Michelle Wilson











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